UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2007
MONTPELIER RE HOLDINGS LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969

(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Montpelier House
94 Pitt’s Bay Road
Pembroke HM 08
Bermuda
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 296-5550
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
     On May 1, 2007, Montpelier Re Holdings Ltd. posted the following additional information regarding its first quarter results on its website, which is attached as Exhibit 99.1. This information is included as page 6 in the amended March 31, 2007 quarterly Financial Supplement on the Company’s website.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

The following exhibit is furnished as part of this report:

99.1 Losses and Loss Ratios by Line
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.

(Registrant)

May 1, 2007	By:/s/ Jonathan B. Kim

Date	Name: Jonathan B. Kim
Title: General Counsel and Secretary
Index to Exhibits

Exhibit No.	Description

99. 1	Losses and Loss Ratios by Line